Gain (loss) on disposal of business and corporate transactions	12 Months Ended
Dec. 31, 2019
Gain (loss) on disposal of business and corporate transactions
Gain (loss) on disposal of business and corporate transactions

D1  Gain (loss) on disposal of business and corporate transactions

Income and expenses of entities sold during the period are included in the income statement up to the date of disposal. The gain or loss on disposal is calculated as the difference between sale proceeds net of selling costs, less the net assets of the entity at the date of disposal, adjusted for foreign exchange movements attaching to the sold entity that are required to be recycled to the income statement under IAS 21.

D1.1Gain (loss) on disposal of business

	2019 $m	2018 $m	2017 $m
Gain on disposalsnote (i)	265	—	—
Other transactionsnote (ii)	(407)	(107)	286
Total gain (loss) on disposal of business from continuing operations	(142)	(107)	286

Notes

(i)

In 2019, the $265 million gain on disposals principally relates to profits arising from a reduction in the Group’s stake (from 26 per cent to 22 per cent) in its associate in India, ICICI Prudential Life Insurance Company, and the disposal of Prudential Vietnam Finance Company Limited, a wholly owned subsidiary that provides consumer finance.

(ii)	In 2019, the $(407) million other transactions reflects costs related to the demerger of M&G plc from Prudential plc. These include the following amounts:
-	$(78) million transaction related costs, principally fees to advisors;
-	$(182) million being the fee paid to the holders of two subordinated debt instruments as discussed in note C6.1(i); and
-	$(147) million for one-off costs arising from the separation of the M&G plc business from Prudential plc.

In 2018, the $(107) million other transactions primarily related to exiting the NPH broker-dealer business in the US and costs related to the preparation for the demerger of M&G plc.

D1.2  Other corporate transactions

Acquisition of Thanachart Fund Management Co., Ltd. in Thailand

On 27 December 2019, the Group completed its acquisition of 50.1 per cent of Thanachart Fund Management Co., Ltd. (TFUND) from Thanachart Bank Public Company Ltd. (TBANK) and Government Savings Bank, with TBANK holding the remaining 49.9 per cent stake of TFUND. The acquisition complements the Group’s purchase of 65 per cent of TMB Asset Management, now TMBAM Eastspring, in September 2018.

The terms of the sale agreement include an option for the Group to increase its ownership to 100 per cent in the future. The Group has recognised, in line with IFRS, a financial liability and a reduction in shareholders’ equity of $130 million as of the acquisition date for the option, being the discounted expected consideration payable for the remaining 49.9 per cent.

The fair value of the acquired assets, assumed liabilities and resulting goodwill are shown in the table below:

$m
Assets
Other assets	28
Cash and cash equivalents	2
Total assets	30
Other liabilities	(7)
Non-controlling interests*	(141)
Net assets acquired and liabilities assumed	(118)
Goodwill arising on acquisition*	260
Purchase consideration	142

The goodwill on acquisition of $260 million is mainly attributable to the expected benefits from new customers and synergies. Refer to note C5.1 for changes to the carrying amount of goodwill during the year. The Group has chosen to apply the full goodwill method under IFRS 3, 'Business Combinations' for this acquisition, with non-controlling interests being measured at fair value on the acquisition date.